FOURTH MODIFICATION OF AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS FOURTH MODIFICATION OF AMENDED AND RESTATED CREDIT
AGREEMENT (this "Modification") is made as of this 31st day of December, 1997, by and among SCI SYSTEMS, INC., a Delaware corporation (the "Borrower"), the banks and other financing institutions listed on Annex I attached to the Credit Agreement as modified by this Modification (the "Banks"), CITIBANK, N.A., acting in its capacity as agent for the Banks (the "Agent") and ABN- AMRO BANK N.V., acting through its Atlanta Agency and in its capacity as co-agent for the Banks (the "Co-Agent").
                               Statement of Facts

Borrower, the Agent, the Co-Agent and the Banks are parties to that certain Amended and Restated Credit Agreement, dated as of August 3, 1995, as amended by the First Modification of Amended and Restated Credit Agreement dated as of December 8, 1995, the Second Modification of Amended and Restated Credit Agreement dated as of March 29, 1996 and the Third Modification of Amended and Restated Credit Agreement dated as of June 28, 1996 (as same may hereinafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Banks committed to loan certain amounts to the Borrower and the Co-Agent (acting for the Commercial Paper Banks, as defined in the Credit Agreement) has issued a Letter of Credit for the benefit of the Borrower.

Borrower has requested that the Agent, the Co-Agent and the Banks consent to (i) an extension of the Credit Expiration Date (as defined in the Credit Agreement) to December 8, 2002, (ii) an amendment of the definition of "Applicable Margin" and "Commitment Fee Percentage" as such terms are defined in the Credit Agreement, (iii) an amendment to the Applicable Letter of Credit Rate; (iv) an amendment to Section 10.03A of the Credit Agreement to permit Borrower or any Subsidiary to engage in transactions involving the acquisition of any interest in or acquisition of all or substantially all of the assets of any Person so long as such acquisition is consistent with the Borrower's present business operations and does not exceed $150,000,000 during any Fiscal Year, (v) an amendment to the Credit Agreement to permit the issuance of replacement Letters of Credit from time to time and (vi) such other amendments set forth herein, and the Agent, the Co-Agent and the Banks are willing to give their consent, subject to the terms and conditions hereinafter provided.
NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:
                               Statement of Terms

Definitions. All capitalized terms used in this Modification but not otherwise defined or limited herein shall have the meanings set forth in the Credit Agreement, as amended hereby.



2. Amendments to Credit Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the parties hereby agree as follows:
(a) The Credit Agreement is hereby modified by amending the definitions of the terms "Amount", "Applicable Margin", "Commitment Fee Percentage" and "Permitted Transaction" in Section 1.01 in their entirety to read as follows:
Amount: (i) The amount of Indebtedness secured by any Lien arising from any Permitted Transaction under Section 10.01, (ii) the amount of Indebtedness arising from any Permitted Transaction under Section 10.02, or (iii) (a) the amount of Indebtedness arising from any Permitted Transaction under Section 10.03, or (b) the amount paid (including deferred payments) to own, purchase or acquire any stocks, obligations (other than accounts receivable generated in the ordinary course of business) or securities of any Person or to acquire any interest in, to make any capital contribution to, or to acquire any assets of any Person, arising in connection with any Permitted Transaction under Section 10.03.

Applicable Margin: (i) With respect to Base Rate Advances, zero percent (0%) per annum, and (ii) with respect to Eurodollar Rate Advances, (x) .575% per annum if the sum of the Outstanding principal balance of the Loans and the outstanding principal balance of all loans under the Bid Facility are less than 50% of the Total Revolving Credit Commitment or (y) .625% if the sum of the Outstanding principal balance of the Loans and the outstanding principal balance of all loans under the Bid Facility are greater than or equal to 50% of the Total Revolving Credit Commitment, each of which is subject to adjustment as provided in Section 3.04(e).

 Commitment Fee Percentage: The rate per annum equal to the percentage determined by reference to the table set forth below and the Debt Rating (or if there is no Debt Rating, the percentage set forth under Level 7 below):


                                      LEVEL
                                    CRITERIA
                                 COMMITMENT FEE
                               PERCENTAGE LEVEL 1
               A Debt Rating of At Least A by Standard & Poor's Or
                                  A2 by Moody's
                                  0.07%LEVEL 2
               A Debt Rating of Less Than Level 1 But At Least A-
                     by Standard & Poor's Or A-3 by Moody's
                                  0.08%LEVEL 3
                 A Debt Rating of Less Than Level 2 But At Least
                   BBB+ by Standard & Poor's Or Bad by Moody's
                                  0.09%LEVEL 4
               A Debt Rating of Less Than Level 3 But At Least BBB
                     by Standard & Poor's Or Baa2 by Moody's
                                  0.125%LEVEL 5
                 A Debt Rating of Less Than Level 4 But At Least
                  BBB- by Standard & Poor's Or Baa3 by Moody's
                                  0.15%LEVEL 6
               A Debt Rating of Less Than Level 5 But At Least BB+
                     by Standard & Poor's And Ba1 by Moody's
                                  0.175%LEVEL 7
               No Debt Rating or A Debt Rating Lower than Level 6
                                      0.25%
The Commitment Fee Percentage shall be adjusted each fiscal quarter of Borrower based on the Borrower's Debt Rating as of the end of such fiscal quarter. The adjustment to the Commitment Fee Percentage shall be effective as of the first
(1st) Business Day after the last day on which the financial statements for such fiscal quarter are required to be delivered to the Agent, the Co-Agent and the Banks, pursuant to Section 9.12(a)(i) or 9.12(a)(ii), as appropriate, and shall remain in effect until the next quarterly determination. From the effective date of the Fourth Modification of Amended and Restated Credit Agreement among Borrower, the Agent, the Co-Agent and the Banks signatory thereto until the next quarterly determination, the applicable Commitment Fee Percentage is 0.125%. Notwithstanding the foregoing, if the Debt Rating assigned by Standard & Poor's and the Debt Rating assigned by Moody's are at different levels (including numerical modifiers and (+) and (-) as levels) on any date of determination, the higher of the two Debt Ratings shall apply (provided, that in the event the differential of the Debt Ratings is greater than one level (including numerical modifiers and (+) and (-) as levels), the Debt Rating immediately below the highest Debt Rating shall apply) and if only one of Standard & Poor's or Moody's rates the Borrower's long-term senior unsecured debt, the Debt Rating of such rating Person shall apply.

Permitted Transaction: Any action by the Borrower or any of its Subsidiaries which (i) would be prohibited by Section 10.01, Section 10.02, Section 10.03 but for Section 10.01(viii) (in the case of Section 10.01), Section 10.02(x) (in the case of Section 10.02) or Section 10.03(viii) (in the case of Section 10.03) and
(ii) involves, directly or indirectly, any Amount not in excess of $25,000,000.





(b) The Credit Agreement is hereby further modified by adding to Section 1.01 the following new definitions:

Debt Rating means, at any date of determination, the rating of the Borrower's long-term senior unsecured debt by Moody's or Standard & Poor's, as the case may be.
Moody's means Moody's Investor Services, Inc.
Standard & Poor's means Standard & Poor's Ratings Service.

(c) The Credit Agreement is further modified by deleting the date "December 8, 2000" appearing in the first line of the definition of "Credit Expiration Date" in Section 1.01 and replacing it with the date "December 8, 2002".

(d) The Credit Agreement is further modified by deleting the first five sentences of Section 3.01(e) thereof in their entirety and by substituting in lieu thereof the following new sentences:

(e) The initial Credit Expiration Date shall be December 8, 2002. The Borrower may, however, request an extension of the initial Credit Expiration Date by submitting a written request to the Agent no earlier than September 30, 2001, and no later than October 31, 2001. Upon such request, the initial Credit Expiration Date may be extended by one additional year upon written consent of the Required Banks. The Agent will give written notice to the Borrower, not more than sixty (60) days after receipt of request for extension from the Borrower, stating either that (i) the Required Banks have given their written consent to a new Credit Expiration Date, which shall be specified in such notice, or (ii) the Required Banks have not given their consent to the requested extension. Any Credit Expiration Date subsequent to the initial Credit Expiration Date may be extended by one additional year by following the same procedure as for extension of the Credit Expiration Date, with the Borrower requesting such extension no earlier than September 30 and no later than October 31 of each year subsequent to 2001.


(e) The Credit Agreement is hereby further modified by adding to Section 4 thereof the following new Section 4.12:

4.12 Voluntary Reduction in Stated Amount to Zero. In the event that Borrower delivers to the Co-Agent, the Depositary and the Dealer a Notice of Requested Change in Stated Amount requesting a reduction in the Stated Amount to zero, the Commercial Paper Banks hereby authorize the Co-Agent to amend the Letter of Credit to reflect a Stated Amount of zero or, alternatively, to request the Depositary to return the Letter of Credit to the Co-Agent for cancellation. Upon receipt of the Letter of Credit from the Depositary, the Co-Agent is authorized to cancel the Letter of Credit. If a Letter of Credit has been canceled pursuant to this Section 4.12, Borrower may send written notice to the Co-Agent no earlier than 30 days prior to the end of a calendar quarter of Borrower and no later than 10 days prior to the end of such quarter, directing the Co- Agent to issue a replacement Letter of Credit in an amount not to exceed the Total
Commercial Paper Commitment. Subject to the terms and conditions of this Agreement, the Co-Agent shall issue a replacement Letter of Credit upon the satisfaction of the following conditions:
(i) All  applicable  conditions  precedent set forth in Section 7.02 and Section
7.03 hereof have been satisfied;
(ii) The Co-Agent, the Depositary and the Dealer shall have received written confirmation from each of Moody's and Standard & Poor's that the rating assigned to the Commercial Paper Notes by such Person following delivery of the replacement Letter of Credit satisfy the requirements of Section 7.03(e) hereof;

(iii) The Borrower shall have delivered such other documents, agreements or opinions as may be required by Moody's and Standard & Poor's as a condition to such Person's execution and delivery of the confirmation described in clause
(ii) above;

(iv) The Co-Agent, the Depositary and the Dealer shall have received an opinion of counsel for the Borrower that the Drawings under the replacement Letter of Credit will not constitute voidable preferences under the Bankruptcy Code in the event of the bankruptcy of the Borrower;

(v) The Co-Agent, the Depositary and the Dealer shall have received an opinion of counsel for the Co-Agent (rendered at the cost and expense of the Borrower, which cost and expense shall be reasonable) that the replacement Letter of Credit is a legally valid, binding and enforceable obligation of the Co-Agent and that the issuance thereof is exempt from registration under the Federal Securities Laws; and

(vi) The Co-Agent shall have received such other documents, certificates, opinions (including reliance letters), approvals and filings as the Agent, the Co-Agent or any of their counsel may reasonably request and which are customary for transactions of this type, including without limitation, such agreements from the Depositary as the Agent, the Co-Agent or any of their counsel may reasonably request.

The Borrower agrees not to request, or permit, the authentication and delivery of, any Commercial Paper Notes unless and until a Letter of Credit has been issued and is outstanding and, in connection therewith, the foregoing conditions precedent have been satisfied.

(f) The Credit Agreement is further modified by adding to the end of Section 9.12(a), the following new sentence:

Simultaneously with the delivery of each set of financial statements referred to in clause (i) or (ii) above, the Borrower shall also deliver to the Agent, the Co- Agent and the Banks (x) a certificate from the Chairman, President, Treasurer or Chief Financial Officer of the Borrower certifying to the Borrower's Debt Ratings as of the date of such financial statements, and (y) a copy of rating letters, if any, from Standard & Poor's and Moody's confirming such Debt Ratings.

(g) The Credit Agreement is further modified by deleting the reference to "10.03A(i)" from Section 10.02(x) and 10.03(viii), respectively.

(h) The Credit Agreement is further modified by deleting clause (i) of Section 10.03A in its entirety and by substituting in lieu thereof the following new clause (i):

(i) Engage, directly or indirectly, in a transaction involving the acquisition of any interest in or acquisition of all or substantially all of the assets of any Person so long as such acquisition is consistent with the Borrower's present business operations and so long as the aggregate amount of such transactions described in this Section 10.03A(i) does not exceed $150,000,000 during any Fiscal Year of the Borrower; provided, however, for purposes of this Section 10.03A(i) only, the purchase price of any such transaction attributable to the purchase of inventory by Borrower or any Subsidiary shall be excluded when calculating the purchase price of such transaction; or

(i) The Credit Agreement is hereby further modified by deleting clause (b), (c) and (d) from Section 15.02 thereof and by substituting, in lieu thereof, the following new clause (b), (c) and (d):







                                    (b)     With respect to the Agent:

                                            Citibank, N.A.
                                            c/o Citicorp North America, Inc.
                                            400 Perimeter Center, N.E.
                                            Suite 600
                                            Atlanta, Georgia  30346
                                            Attn:  Kirk P. Lakeman
                                            Telephone: (770) 668-8120
                                            Telecopier: (770) 668-8137

                                            with a copy to:

                                            Kilpatrick Stockton LLP
                                            Suite 2800
                                            1100 Peachtree Street
                                            Atlanta, Georgia  30309-4530
                                            Attn:  Dennis L. Zakas, Esq.
                                            Telephone:  (404) 815-6409
                                            Telecopier:  (404) 815-6555

                                    (c)     With respect to the Co-Agent:

                                            ABN-AMRO Bank N.V.
                                            Atlanta Agency
                                            One Ravinia Drive, Suite 1200
                                            Atlanta, Georgia  30346
                                            Attn: Patrick Thom
                                            Telephone: (770) 396-0066
                                            Telecopier: (770) 399-7397
                                            Telex:  6827258
                                            Answerback:  ABNBANKATL

                                            with a copy to:

                                            Kilpatrick Stockton LLP
                                            Suite 2800
                                            1100 Peachtree Street
                                            Atlanta, Georgia  30309-4530
                                            Attn:  Dennis L. Zakas, Esq.
                                            Telephone:  (404) 815-6409
                                            Telecopier:  (404) 815-6555





                                    (d)     With respect to the Depositary:

                                            The Chase Manhattan Bank
                                            formerly known as Chemical Bank
                                            450 West 33rd Street, 15th Floor
                                            New York, New York  10001
                                            Attn: Bill Dodge
                                            Telephone: (212) 946-3341
                                            Telecopier: (212) 946-8575

(j) The Credit Agreement is hereby further modified by deleting clause (a)(ii) from Section 10.14 in its entirety and by substituting in lieu thereof the following new clause (a)(ii):

(ii) the maturity date of such Permitted Subordinated Debentures occurs at least six months after the then current Credit Expiration Date.

(k) The Credit Agreement is hereby further modified by deleting clause (iii) from Section 10.15(c) in its entirety and by substituting in lieu thereof the following new clause (iii):
cause the maturity date of the Term Note Facility to occur earlier than June 8, 2003;

(l) The Credit Agreement is hereby further modified by deleting the date "December 8, 2000" in Section 10.16 and by substituting in lieu thereof the date "June 8, 2003".
(m) The Credit Agreement is hereby further modified by adding to Article XIV the following new Section 14.11:

Section 14.11 Additional Co-Agent. Bank of America (Illinois) is hereby designated as an additional co-agent under this Agreement. In acting as an additional co-agent under this Agreement, Bank of America (Illinois) shall have no duties or functions other than as a Bank. Nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon Bank of America (Illinois) any obligations in respect of this Agreement except in its capacity as a Bank.

(n) The Credit Agreement is hereby further modified by deleting Annex I and Annex IV attached thereto and by substituting in lieu thereof Annex I and Annex IV attached hereto and incorporated herein and therein by reference.

(o) The Credit Agreement is hereby further modified by deleting Schedule 8.01 in its entirety and by substituting in lieu thereof Schedule 8.01 attached hereto and incorporated herein by reference.






3. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 2 above, the Credit Agreement remains unchanged and in full force and effect; provided, however that the Banks, the Agent and the Co-Agent hereby authorize the Agent to enter into or obtain from the Credit Parties such modifications to the Credit Documents as the Agent may deem to be necessary or appropriate in order to reflect the amendments set forth herein. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or any indebtedness of any other Credit Party to the Banks, the Agent or the Co-Agent under or in connection with the Credit Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of the security interests in, security titles to or other liens on any collateral for the Obligations.

4. Representations and Warranties of Borrower. To induce the Agent, the Co-Agent and the Banks to enter into this Modification, the Borrower does hereby warrant, represent and covenant to such parties that: (a) each representation or warranty of the Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Modification; (b) Borrower has the power and is duly authorized to execute, deliver and perform its obligations under this Modification and this Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms; and (c) no Subordinated Debt (including without limitation, any Permitted Subordinated Debentures) which is currently outstanding on the date hereof has a maturity date prior to June 8, 2003.

5. Conditions Precedent to Effectiveness of this Modification. The effectiveness of this Modification and the amendments provided in Section 2 above are subject to the fulfillment of the following additional conditions precedent:

(a) the Agent shall have received one or more counterparts of this Modification duly executed by the Borrower, the Agent, the Co-Agent and the Banks;

     (b) receipt by the Agent (for the benefit of the Banks) of the unpaid Commitment Fees which have accrued through the effective date of the Fourth Modification of Amended and Restated Credit Agreement among the Borrower, the Agent, the Co-Agent and the Banks signatory thereto;

(c) the Agent shall have received (i) a Reaffirmation of Pledge Agreement from Borrower and (ii) a Confirmation of Guaranty and Reaffirmation of Pledge Agreement from the Guarantors, each in form and substance satisfactory to the Agent;

(d) the Agent  shall have  received  one or more  counterparts  of an  Officer's
Certificate in form and substance acceptable to the Agent executed by the Borrower and each Guarantor;







(e) the Agent shall have received opinions of (i) Borrower's and the Guarantors' counsel in form and substance reasonably satisfactory to the Agent and (ii) in-house counsel to the Borrower and the Guarantors in form and substance reasonably satisfactory to the Agent;
(f) the Agent shall have received certificates of good standing for each of the Borrower and the Guarantors in the jurisdictions set forth on Schedule 8.01;

(g) Each and every  representation  and  warranty of the  Borrower  set forth in
Section 4 above shall be true and correct in all material respects as of the date of and after giving effect to this Modification; and

(h) There shall not exist as of the date of, and after giving effect to, this Modification, any Default or Event of Default under the Credit Agreement as amended by this Modification.

Notwithstanding the foregoing, the extension of the Credit Expiration Date as set forth in Section (2)(c) above is also subject to (i) the Agent's receipt of a fully executed counterpart of an amendment to the Letter of Credit extending the expiry date to December 8, 2002 (which amendment shall be signed by the Depositary consenting to such amendment) or a copy of a fully executed replacement Letter of Credit with an expiry date of December 8, 2002 and (ii) the Agent's receipt of written confirmation from Moody's Investor Services, Inc. and Standard & Poor's Rating Service of their ratings of at least "P-1" and "A-1 plus", respectively, after giving effect to the extension of the Credit Expiration Date as contemplated by this Modification.

6. Additional Provisions. In connection with the Borrower's formation or acquisition of SCI del Centro S.A. de C.V., a corporation organized under the laws of Mexico, SCI del Sud, S.A., a corporation organized under the laws of Mexico, SCI del Norte S.A., a corporation organized under the laws of Mexico, SCI Hungary Ltd., a corporation organized under the laws of Hungary, Advanced Electronic Technology Ltda., a corporation organized under the laws of Brazil and Advanced Electronic Integration Ltda., a corporation organized under the laws of Brazil (hereinafter, the "New Foreign Subsidiaries"), the Borrower shall execute and deliver, or cause to be executed and delivered, the documents required to be delivered pursuant to Section 9.13 of the Credit Agreement on or before the 90th day after the effective date of this Modification (or such later date to which such deadline may be extended in writing by the Agent and the Co-Agent in their discretion); provided, however, that Borrower shall not be required to deliver or cause to be delivered such documents with respect to any New Foreign Subsidiary which is dissolved or merged into an existing Credit Party prior to the 90th day after the effective date of this Modification (or such later date to which such deadline may be extended in writing by the Agent and the Co-Agent in their discretion). In no event shall the Borrower make, or permit any Subsidiary of Borrower to make, any Intercompany Loan to any New Foreign Subsidiary unless and until such New Foreign Subsidiary has become a Credit Party to the Credit Agreement and the Borrower has executed and delivered, or caused to be executed and delivered, the documents set forth in
Section 9.13 of the Credit Agreement with respect to such New Foreign Subsidiary. The failure of the Borrower to comply with this Section 6 shall be deemed to be an Event of Default under the Credit Agreement.

7. Counterparts. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

8. GOVERNING LAW. THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.













     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.
                                                              BORROWER:

                                                              SCI SYSTEMS, INC.
(CORPORATE SEAL)
Attest:

                                                           By:
                                                                     Name:
                                                                     Title:

                                                              AGENT:

                                                              CITIBANK, N.A.



                                                              By:
                                                                       Name:
                                                                       Title:

                                                              CO-AGENT:

                                                   ABN-AMRO BANK N.V., ATLANTA
                                                              AGENCY



                                                              By:
                                                                       Name:
                                                                       Title:



                                                              By:
                                                                       Name:
                                                                       Title:










                                                              BANKS:

                                                   ABN-AMRO BANK  N.V., ATLANTA
                                                              AGENCY


                                                              By:
                                                                       Name:
                                                                       Title:


                                                              By:
                                                                       Name:
                                                                       Title:


                                                   BANK OF AMERICA ILLINOIS



                                                              By:
                                                                       Name:
                                                                       Title:


                                                              BANK OF IRELAND



                                                              By:
                                                                       Name:
                                                                       Title:


                                                              CITIBANK, N.A.



                                                              By:
                                                                       Name:
                                                                       Title:




                                                          COMMERZBANK
                                                   AKTIENGESELLSCHAFT, ATLANTA
                                                              AGENCY


                                                              By:
                                                                       Name:
                                                                       Title:


                                                              By:
                                                                       Name:
                                                                       Title:

                                                              REGIONS BANK

                                                              By:
                                                                       Name:
                                                                       Title:

                                                              MELLON BANK, N.A.


                                                              By:
                                                                       Name:
                                                                       Title:

                                                     THE FIRST NATIONAL BANK OF
                                                              CHICAGO


                                                              By:
                                                                       Name:
                                                                       Title:






                                                      PNC BANK, KENTUCKY, INC.


                                                              By:
                                                                       Name:
                                                                       Title:


                                                THE BANK OF TOKYO-MITSUBISHI,
                                                          LTD., ATLANTA AGENCY


                                                              By:
                                                                       Name:
                                                                       Title:


                                                       THE DEVELOPMENT BANK OF
                                                              SINGAPORE, LTD.


                                                              By:
                                                                       Name:
                                                                       Title:

                                                   THE LONG-TERM CREDIT BANK OF
                                                              JAPAN, LIMITED


                                                              By:
                                                                       Name:
                                                                       Title:






                                  Schedule 8.01
SCI SYSTEMS, INC. AND SUBSIDIARIES OF SCI SYSTEMS, INC. JURISDICTION OF INCORPORATION AND QUALIFICATION


Corporate Name
                     Jurisdiction of Incorporation Borrower:
                                SCI Systems, Inc.
                             Delaware Subsidiaries:
                               SCI Irish Holdings
                                     Ireland
                                SCI Alpha Limited
                                     Ireland
                         SCI Systems Limited (Thailand)
                                    Thailand
                             SCI Foreign Sales, Inc.
                               U.S. Virgin Islands
                           SCI Systems (Alabama), Inc.
                                     Alabama
                           SCI Systems (Canada), Inc.
                                     Canada
                               SCI Holdings, Inc.
                                    Delaware
                               SCI Ireland Limited
                                     Ireland
                              SCI Technology, Inc.
                                     Alabama
                                  Scimex, Inc.
                                     Alabama
                                Interagency, Inc.
                                    Delaware
                           SCI Systems Colorado, Inc.
                                    Colorado
                               **SCI Funding, Inc.
                                     Alabama
                            *Dabetan Company Limited
                                    Hong Kong
                         SCI Systems de Mexico, S.A. de
                        C.V. (formerly known as Adelantos
                           de Tecnologia, S.A. de C.V.
                                     Mexico
                           SCI del Centro S.A. de C.V.
                                     Mexico
                                SCI del Sud, S.A.
                                     Mexico
                               SCI del Norte S.A.
                                     Mexico
                        SCI Manufacturing Singapore Pte.
                                      Ltd.
                                    Singapore
                                  Newport, Inc.
                                     Georgia
                        SCI Manufacturing (Malaysia) SDN
                                       BHD
                                    Malaysia
                                SCI Hungary Ltd.
                                     Hungary
                         Advanced Electronic Technology
                                      Ltda.
                                     Brazil
                         Advanced Electronic Integration
                                      Ltda.
                                     Brazil
                            SCI Holding France, S.A.
                                     France
                                SCI France, S.A.
                                     France
                                 *SCI UK Limited
                                    Guernsey
                           *Newmoor Industries Limited
                          (formerly known as Cambridge
                                Computer Limited)
                                     England
*    In liquidation and not Credit Parties.
**   Special purpose subsidiary and not a Credit Party







                                     ANNEX I
                                       TO
                                CREDIT AGREEMENT


BANK INFORMATION

1.       Name of Bank
CITIBANK, N.A.
         Domestic Lending Office and
Eurodollar  Lending Office:
CITIBANK, N.A.
c/o Citicorp North America, Inc.
400 Perimeter Center Terrace
Suite 600
Atlanta, Georgia 30346
         Address for Notices:
CITIBANK, N.A.
c/o Citicorp North America, Inc.
400 Perimeter Center Terrace
Suite 600
Atlanta, Georgia 30346
Attention:  Kirk P. Lakeman

Telecopy No.:  (404) 668-8137

with a copy to:

Citicorp Securities, Inc.
399 Park Avenue
New York, New York  10043
Attention:  Robert H. Johnson, Jr.

Telecopy No.: (212) 583-7185
         Revolving Credit Commitment:
US $35,000,000
         Commercial Paper Commitment:
US $10,000,000











BANK INFORMATION

2.       Name of Bank
ABN AMRO BANK N.V.
         Domestic Lending Office and
Eurodollar Lending Office:
ABN AMRO Bank N.V.
One Ravinia Drive
Suite 1200
Atlanta, Georgia 30346
         Address for Notices:
ABN AMRO Bank N.V.
135 South LaSalle Street
Suite 625
Chicago, Illinois  60603
Attention: Credit Administration

Telecopy No.: (312) 904-8840

with a copy to:

ABN AMRO Bank, N.V.
One Ravinia Drive
Suite 1200
Atlanta, Georgia  30348
Attention: Patrick Thom

Telecopy: (770) 398-7397
         Revolving Credit Commitment:
US $10,000,000
         Commercial Paper Commitment:
US $30,000,000













BANK INFORMATION

3.       Name of Bank
BANK OF AMERICA (ILLINOIS)
         Domestic Lending Office and
Eurodollar Lending Office:
Bank of America (Illinois)
231 South LaSalle Street
Chicago, Illinois 60697

         Address for Notices:
Bank of America (Illinois)
1230 Peachtree Street, N.W.
Suite 3800
Atlanta, Georgia 30309-3592
Attention:  Michael J. McKenney
               Vice President

Telecopy No.:  (404) 249-6938

with a copy to:

Bank of America (Illinois)
555 California Street
41st Floor
San Francisco, California  94014
Attention: Michael McCutchin

Telecopy No.: (415) 622-2514
         Revolving Credit Commitment:
US $30,000,000
         Commercial Paper Commitment:
US $10,000,000






BANK INFORMATION

4.       Name of Bank
BANK OF IRELAND
         Domestic Lending Office and
Eurodollar Lending Office:
Bank of Ireland
Head Office, Lower Baggot Street
Dublin 2, Ireland

         Address for Notices:
Bank of Ireland
Head Office, Lower Baggot Street
Dublin 2, Ireland
Attention:  Tom Hayes

Telecopy No.: 011 353 1 604 4100
         Revolving Credit Commitment:
US $20,000,000
         Commercial Paper Commitment:
US $-0-







BANK INFORMATION

5.       Name of Bank
COMMERZBANK AKTIENGESELLSCHAFT,
ATLANTA AGENCY
         Domestic Lending Office and
Eurodollar Lending Office:
Commerzbank Aktiengesellschaft,
Atlanta Agency
Promenade 2
Suite 3500
1230 Peachtree Street, N.E.
Atlanta, Georgia 30309
         Address for Notices:
Commerzbank Aktiengesellschaft,
Atlanta Agency
Promenade 2
Suite 3500
1230 Peachtree Street, N.E.
Atlanta, Georgia 30309
Attention:  Eric Kagerer

Telecopy No.:  (404) 888-6539
         Revolving Credit Commitment:
US $20,000,000
         Commercial Paper Commitment:
US $10,000,000











BANK INFORMATION

6.       Name of Bank
REGIONS BANK (formerly known as First
Alabama Bank)
         Domestic Lending Office and
Eurodollar Lending Office:
Regions Bank
216 West Side Square
P. O. Box 680 (35804)
Huntsville, Alabama 35801
         Address for Notices:
Regions Bank
216 West Side Square
P. O. Box 680 (35804)
Huntsville, Alabama 35801
Attention:  Steve Monger
               President

               Edwin Wilson
               Vice President

Telecopy No.: (205) 535-0312
         Revolving Credit Commitment:
US $25,000,000
         Commercial Paper Commitment:
US $10,000,000










BANK INFORMATION

7.       Name of Bank
MELLON BANK, N.A.
         Domestic Lending Office and
Eurodollar Lending Office:
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258-0001
         Address for Notices:
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258-0001
Attention:  Charles H. Staub

Telecopy No.:  (412) 236-1914
         Revolving Credit Commitment:
US $25,000,000
         Commercial Paper Commitment:
US $10,000,000






BANK INFORMATION

8.       Name of Bank
THE FIRST NATIONAL BANK OF
CHICAGO
         Domestic Lending Office and
Eurodollar Lending Office:
The First National Bank of Chicago
One First National Plaza
Suite 0634
1 FNP - 10th Floor
Chicago, Illinois  60670

         Address for Notices:
The First National Bank of Chicago
One First National Plaza
Suite 0634
1 FNP - 10th Floor
Chicago, Illinois  60670
Attention: David T. McNeela

Telecopy No.: (312) 732-5296

         Revolving Credit Commitment:
US $35,000,000
         Commercial Paper Commitment:
US $-0-












BANK INFORMATION

9.       Name of Bank
PNC BANK, KENTUCKY, INC.
         Domestic Lending Office and
Eurodollar Lending Office:
PNC Bank, Kentucky, Inc.
Citizens Plaza
Louisville, Kentucky 40296
         Address for Notices:
PNC Bank, Kentucky, Inc.
Citizens Plaza
Louisville, Kentucky 40296
Attention:  Benjamin A. Willingham

Telecopy No.:  (502) 581-2302
         Revolving Credit Commitment:
US $20,000,000
         Commercial Paper Commitment:
US $10,000,000







BANK INFORMATION

10.      Name of Bank
THE BANK OF TOKYO-MITSUBISHI, LTD.,
ATLANTA AGENCY
         Domestic Lending Office and
Eurodollar Lending Office:
The Bank of Tokyo-Mitsubishi, Ltd.,
Atlanta Agency
133 Peachtree Street, N.E.
Suite 5050, Georgia Pacific Center
Atlanta, Georgia 30303
         Address for Notices:
The Bank of Tokyo-Mitsubishi, Ltd.,
Atlanta Agency
133 Peachtree Street, N.E.
Suite 5050, Georgia Pacific Center
Atlanta, Georgia 30303
Attention: Bill Otott

Telecopy No.:  (404) 577-1155
         Revolving Credit Commitment:
US $10,000,000
         Commercial Paper Commitment:
US $25,000,000







BANK INFORMATION

11.      Name of Bank
THE DEVELOPMENT BANK OF
SINGAPORE, LTD.
         Domestic Lending Office and
Eurodollar Lending Office:
The Development Bank of Singapore, Ltd.
New York Agency
420 Fifth Avenue
New York, New York 10048
         Address for Notices:
The Development Bank of Singapore, Ltd.
New York Agency
420 Fifth Avenue
New York, New York 10048
Attention: Robert Joslowski

Telecopy No.:  (212) 997-5713
         Revolving Credit Commitment:
US $20,000,000
         Commercial Paper Commitment:
US $10,000,000












BANK INFORMATION

12.      Name of Bank
THE LONG TERM CREDIT BANK OF
JAPAN, LIMITED
         Domestic Lending Office and
Eurodollar Lending Office:
The Long Term Credit Bank of Japan, Limited
165 Broadway
New York, New York 10006
         Address for Notices:
The Long Term Credit Bank of Japan, Limited
165 Broadway
New York, New York 10006
Attention:  Philip A. Marsden

Telecopy No.:  (212) 608-2371

with a copy to:

The Long Term Credit Bank of Japan, Limited
245 Peachtree Center Avenue
Suite 2801
Atlanta, Georgia 30303
Attn:  Becky Sedlar Silbert

Telecopy No.:  (404) 658-9751
         Revolving Credit Commitment:
US $10,000,000
         Commercial Paper Commitment:
US $25,000,000







                                    ANNEX IV
                     APPLICABLE LETTER OF CREDIT RATE MATRIX


If the ratio of Borrower's Total Debt to Total Capital as of the end of any fiscal quarter is within a particular range described in the left column below, and if the Borrower's ratio of EBIT to Interest Expense as of the end of such fiscal quarter is within a particular range described in the top row below, then the Applicable Letter of Credit Rate shall be the amount specified where such ranges intersect below on the effective date pursuant to Section 3.06(c):


                   EBIT to Interest Expense RatioTotal Debt to
                               Total Capital Ratio
                                 <0- 62>1.25:1;
                                     <=2.5:1
                                  <0- 62>2.5:1;
                                     <=5.5:1

                            <0- 62>5.5:1<0- 62>.575:1
                                0.825% per annum
                                0.575% per annum
                        0.475% per annum>=.35:1; <=.575:1
                                0.725% per annum
                                0.475% per annum
                          0.375% per annum<0- 60>.35:1
                                0.625% per annum
                                0.375% per annum
                                 0.25% per annum
For example, if Borrower's ratio of Total Debt to Total Capital as of the end of one fiscal quarter is .75:1.0 and the Borrower's ratio of EBIT to Interest Expense as of the end of such quarter is 1.5:1.0, then the Applicable Letter of Credit Rate shall be 0.825% per annum for the immediately succeeding quarterly computation period. From the effective date of the Fourth Modification of Amended and Restated Credit Agreement among SCI Systems, Inc., Citibank, N.A., as Agent, ABN AMRO Bank N.V., as Co-Agent, and the Banks which are signatories thereto until the next quarterly determination, the Applicable Letter of Credit Rate is 0.375% per annum.